EXHIBIT 4.1


                                                             SHARES  -----------
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NUMBER  |         |                                                  -----------
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                                                          CUSIP  |         |
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                             ALTTECH VENTURES CORP.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
           160,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE
          40,000,000 SHARES PREFERRED STOCK AUTHORIZED, $.001 PAR VALUE



This  certifies  that                  ***              ***


Is  the  owner  of                             ***

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                             ALTTECH VENTURES CORP.

   Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation,
as now or hereafter amended.  This Certificate is not valid unless countersigned by the Transfer Agent .
    Witness the facsimile seal of the Corporation and the signature of its duly authorized officers.

DATED:     ____________



--------------------------                               -----------------------
                PRESIDENT                                              SECRETARY

                                     [SEAL]

If  applicable  restricted  legend:

The shares of stock represented by this certificate have not been registered under the securities act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to rule 144 under the Securities Act of 1933.


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